UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                January 13, 2005
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                             DPAC TECHNOLOGIES CORP.
                             -----------------------
             (Exact name of registrant as specified in its charter)
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          California                    0-14843                  33-0033759
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(State or other jurisdiction    (Commission File Number)      I.R.S. Employer
       of incorporation)                                   Identification Number

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                7321 Lincoln Way, Garden Grove, California 92841
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               (Address of principal executive offices) (Zip Code)

                                  714/ 898-0007
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               Registrant's telephone number, including area code


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

     Item 2.02 Results of Operations and Financial Condition.

The Registrant files as Exhibit 99.1 to this Report its news release dated January 13, 2005 concerning its financial results for the quarterly period ended November 30, 2004.

Section 9 Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits
          --------
          99.1     Press Release of Registrant dated January 13, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DPAC Technologies Corp.
                                ------------------------------------------------
                                (Registrant)

                                Date:             January 13, 2005
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                                          /s/ Stephen J. Vukadinovich
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                                (Signature)

                                Stephen J. Vukadinovich, Chief Financial Officer
                                ------------------------------------------------
                                (Name and Title)